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                                                                    EXHIBIT 23.1


                         CONSENT OF DELOITTE & TOUCHE AS

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To GulfMark Offshore, Inc.:

     We consent to the incorporation of our report dated June 13, 2001 included in this Form 8-K, into the previously filed Registration Statements of GulfMark Offshore, Inc. on Form S-8, File No. 333-33719 and Form S-3, File No. 333-44696.


Deloitte & Touche AS
Stavanger, Norway
June 13, 2001